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                                                                   Exhibit 99.04

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

             -------------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-6
             -------------------------------------------------------

                    Monthly Period:                  5/1/02 to
                                                     5/31/02
                    Distribution Date:               6/10/02
                    Transfer Date:                   6/7/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.

    1. The total amount of the distribution to
       Certificateholders on the Distribution Date per
       $1,000 original certificate principal amount
                                             Class A                    $1.70500
                                             Class B                    $1.88583
                                             CIA                        $2.40250
                                                                     -----------
                                               Total (Weighted Avg.)    $1.78484

    2. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Certificates, per $1,000 original
       certificate principal amount
                                             Class A                    $1.70500
                                             Class B                    $1.88583
                                             CIA                        $2.40250
                                                                     -----------
                                               Total (Weighted Avg.)    $1.78484

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MONTHLY CERTIFATEHOLDERS' STATEMENT                                Series 1996-6
Page 2

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of principal
        on the Certificates, per $1,000 original
        certificate principal amount
                                            Class A                     $0.00000
                                            Class B                     $0.00000
                                            CIA                         $0.00000
                                                                 ---------------
                                            Total (Weighted Avg.)       $0.00000

B.   Information Regarding the Performance of the Trust.

     1. Allocation of Principal Receivables.

        The aggregate amount of Allocations of
        Principal Receivables processed during
        the Monthly Period which were allocated
        in respect of the Certificates

                                            Class A              $126,611,610.89
                                            Class B               $11,458,064.29
                                            CIA                   $14,513,548.18
                                                                 ---------------
                                            Total                $152,583,223.36

     2. Allocation of Finance Charge Receivables

        (a1) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                            Class A               $12,458,562.31
                                            Class B                $1,127,471.71
                                            CIA                    $1,428,130.83
                                                                 ---------------
                                            Total                 $15,014,164.85

        (b1) Principal Funding Investment Proceeds (to Class A)            $0.00
        (b2) Withdrawals from Reserve Account (to Class A)                 $0.00
                                                                 ---------------
             Class A Available Funds                              $12,458,562.31

        (c1) Principal Funding Investment Proceeds (to Class B)            $0.00
        (c2) Withdrawals from Reserve Account (to Class B)                 $0.00
             Class B Available Funds                               $1,127,471.71

        (d1) Principal Funding Investment Proceeds (to CIA)                $0.00
        (d2) Withdrawals from Reserve Account (to CIA)                     $0.00
             CIA Available Funds                                   $1,428,130.83

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MONTHLY CERTIFATEHOLDERS' STATEMENT                                Series 1996-6
Page 3

    3. Principal Receivable / Investor Percentages

       (a) The aggregate amount of Principal Receivables
           in the Trust as of 05/31/02                       $32,386,871,865.69

       (b) Invested Amount as of 05/31/02
           (Adjusted Class A Invested Amount
           during Accumulation Period)
                                            Class A             $862,650,000.00
                                            Class B              $78,000,000.00
                                            CIA                  $98,750,000.00
                                                             -------------------
                                            Total             $1,039,400,000.00

       (c) The Floating Allocation Percentage:
                                            Class A                       2.652%
                                            Class B                       0.240%
                                            CIA                           0.304%
                                                             -------------------
                                            Total                         3.196%

       (d) During the Accumulation Period: The Invested
           Amount as of ______ (the last day of the
           Revolving Period)
                                            Class A                       $0.00
                                            Class B                       $0.00
                                            CIA                           $0.00
                                                             -------------------
                                            Total                         $0.00

       (e) The Fixed/Floating Allocation Percentage:
                                            Class A                       2.652%
                                            Class B                       0.240%
                                            CIA                           0.304%
                                                             -------------------
                                            Total                         3.196%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
Page 4

   4. Delinquent Balances.

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                           $422,735,187.23
      (b) 60 - 89 days                                           $312,708,031.38
      (c) 90 - 119 days                                          $238,913,440.88
      (d) 120 - 149 days                                         $197,366,919.81
      (e) 150 - 179 days                                         $175,940,512.38
      (f) 180 or more days                                                 $0.00
                                             Total             $1,347,664,091.68

   5. Monthly Investor Default Amount.

      (a) The aggregate amount of all defaulted Principal
          Receivables written off as uncollectible during the Monthly Period allocable to the Invested
          Amount (the aggregate "Investor Default Amount")

                                             Class A               $4,464,793.47
                                             Class B                 $404,053.71
                                             CIA                     $511,801.36
                                                               -----------------
                                             Total                 $5,380,648.54


   6. Investor Charge-Offs & Reimbursements of Charge-Offs.

      (a) The aggregate amount of Class A Investor
          Charge-Offs and the reductions in the
          Class B Invested Amount and the CIA

                                             Class A                       $0.00
                                             Class B                       $0.00
                                             CIA                           $0.00
                                                               -----------------
                                             Total                         $0.00

      (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                             Class A                       $0.00
                                             Class B                       $0.00
                                             CIA                           $0.00
                                                               -----------------
                                             Total                         $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
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     (c) The aggregate amount of Class A Investor Charge-
         Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                       Class A                             $0.00
                                       Class B                             $0.00
                                       CIA                                 $0.00
                                                                  --------------
                                       Total                               $0.00

     (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                             $0.00
                                       Class B                             $0.00
                                       CIA                                 $0.00
                                                                  --------------
                                       Total                               $0.00

  7. Investor Servicing Fee
     (a) The amount of the Investor Monthly Servicing
         Fee payable by the Trust to the Servicer for the Monthly Period

                                       Class A                     $1,078,312.50
                                       Class B                        $97,500.00
                                       CIA                           $123,437.50
                                                                  --------------
                                       Total                       $1,299,250.00


  8. Reallocated Principal Collections
         The amount of Reallocated CIA
         and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
         Default Amounts or Investor Charge-Offs for the prior month.

                                       Class B                             $0.00
                                       CIA                                 $0.00
                                                                  --------------
                                       Total                               $0.00

  9. CIA Invested Amount
     (a) The amount of the CIA Invested Amount as of
         the close of business on the related
         Distribution Date after giving effect to
         withdrawals, deposits and payments to be made
         in respect of the preceding month                        $98,750,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
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       (b) The Required CIA Invested Amount as of the
           close of business on the related Distribution
           Date after giving effect to withdrawals,
           deposits and payments to be made in respect
           of the preceding month                                $98,750,000.00

    10.The Pool Factor
           The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                Class A              1.00000000
                                                Class B              1.00000000
                                                Total                1.00000000

    11. The Portfolio Yield
          The Portfolio Yield for the related Monthly Period              10.80%

    12. The Base Rate
          The Base Rate for the related Monthly Period                     4.07%



C   Information Regarding the Principal Funding Account

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      10/01/2003

      (b) Accumulation Period Length (months)                                 1

      (c) Accumulation Period Factor                                      14.00

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                      $1,039,400,000.00

      (f) Minimum Payment Rate (last 12 months)                           13.63%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
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      2. Principal Funding Account

         Beginning Balance                                                $0.00
            Plus: Principal Collections for related Monthly Period
                  from Principal Account                                   0.00
            Plus: Interest on Principal Funding Account Balance
                  for related Monthly Period                               0.00

            Less: Withdrawals to Finance Charge Account                    0.00
            Less: Withdrawals to Distribution Account                      0.00
                                                                      ---------
         Ending Balance                                                    0.00

      3. Accumulation Shortfall

               The Controlled Deposit Amount for the previous
               Monthly Period                                             $0.00

         Less: The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                    $0.00

               Accumulation Shortfall                                     $0.00

                                                                      ---------
               Aggregate Accumulation Shortfalls                          $0.00

      4. Principal Funding Investment Shortfall

               Covered Amount                                             $0.00

         Less: Principal Funding Investment Proceeds                      $0.00

                                                                      ---------
               Principal Funding Investment Shortfall                     $0.00
                                                                      ---------

D. Information Regarding the Reserve Account

      1. Required Reserve Account Analysis

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                          $0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                   $0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date                  $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
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     2. Reserve Account Investment Proceeds
        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date               $0.00

     3. Withdrawals from the Reserve Account
        Total Withdrawals from the Reserve Account transferred
        to the Finance Charge Account on the related Transfer             $0.00
        Date (1 (d) plus 2 above)

     4. The Portfolio Adjusted Yield
        The Portfolio Adjusted Yield for the related Monthly Period        7.15%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                First USA Bank, National Association
                as Servicer


                By:  /s/ Tracie Klein
                     ---------------------------
                     Tracie Klein
                     First Vice President